SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 19, 2001
                Date of Report (Date of earliest event reported)


                    NEW WORLD COFFEE - MANHATTAN BAGEL, INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                      0-27148                    13-3690261
(State or other jurisdiction   (Commission File Number)        (IRS Employer
    of incorporation)                                     Identification Number)



                             246 Industrial Way West
                           Eatontown, New Jersey 07724
                    (Address of principal offices) (Zip Code)


                                 (732) 544-0155
              (Registrant's telephone number, including area code)


                                Page 1 of 2 Pages
                         Exhibit Index Appears at Page 2



Item 5. Other Events

     Reference is made to the New World Coffee - Manhattan Bagel, Inc. press release attached hereto as Exhibit 99.1 and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the press release). The Registrant will file in the near future additional disclosure on Form 8-k regarding the transaction described in the press release annexed hereto.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         Exhibit 99.1 Press Release issued June 20, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEW WORLD COFFEE -MANHATTAN BAGEL, INC.

Date:  June 20, 2001
                                        By: /s/  Jerold E. Novack
                                            ---------------------
                                            Name:  Jerold E. Novack
                                            Title: Chief Financial Officer